UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008
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DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Name of small business in its charter)

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Nevada	333-145316	20-5621294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21751 W. Eleven Mile Road Suite 208 Southfield, MI 48076
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement.

On Thursday, June 12, 2008, AMC Troy, Inc., a wholly owned subsidiary of Diversified Restaurant Holdings, Inc. (the “Company”), closed on a loan with Charter One Bank (the “Loan”).  The proceeds of the Loan are to be used for construction and start-up costs for a new Buffalo Wild Wing restaurant to be located in Troy, Michigan.  The date of the note is June 12, 2008, and it has a maturity date of June 12, 2015.

The Loan is for the amount of $1,013,270.00 with a term of seven years and amortized over seven years.  AMC Troy, Inc. shall pay consecutive monthly installments of principal as follows commencing July 12, 2008.

Months  1-12

$ 9,642

Months 13-24

 10,354

Months 25-36

 11,119

Months 37-48

 11,941

Months 49-60

 12,823

Months 61-72

 13,771

Months 73-84

 14,788

Months 85-96

 15,881

Months 97-108

 17,055

Months 109-120

 18,315

AMC Troy, Inc. shall pay interest on the Loan monthly on the twelfth day of each month.  The Loan earns interest at a fixed rate of 7.28% per annum.  A SWAP derivative has been assigned.  The Loan is secured by the assets of AMC Troy, Inc.  The Bank is authorized to accelerate the payment of the Loan on the occurrence of an event of default under the terms of the Loan Agreement.

The Loan is guaranteed by the following persons:

T. Michael Ansley, President (personally)

Flyer Enterprises, Inc., a related entity

TMA Enterprises of Ferndale, LLC, a related entity

Diversified Restaurant Holdings, Inc.

AMC Wings, Inc., a wholly owned subsidiary

AMC Group, Inc., a wholly owned subsidiary

AMC Grand Blanc, Inc., a wholly owned subsidiary

AMC Petoskey, Inc., a wholly owned subsidiary

Two financial covenants govern this Loan:

1.

The Borrower and Corporate Guarantors on a combined basis shall not permit the ratio of its EBITDA, minus taxes paid in cash, Distributions, shareholder advances, increases in intercompany or affiliated company receivables and unfinanced CAPEX, to Interest Expense plus CMLTD, to be less than (i) 1.0 to 1.0 at June 30, 2008; (ii) 1.1 to 1.0 at September 30, 2008 and (iii) 1.2 to 1.0 at December 31, 2008 and thereafter for the 4 consecutive fiscal quarters ending at the end of each fiscal quarter.

2.

The Borrower and Corporate Guarantors on a combined basis shall not permit the ratio of its Funded Indebtedness to EBITDA to be greater than 3.5 to 1.0 for any fiscal year beginning June 30, 2008.  Only EBITDA and funded debt of stores open for a period more than three months will be used in covenant

Item 2.03.  Creation of a Direct Financial Obligation or An Obligation Under an Off Balance Sheet

       Arrangement of a Registrant.

The information required by this item 2.03 is set forth in item 1.01 above, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)

The following exhibits are included with this Report.

Exhibit 10.1

Loan and Security Agreement dated June 12, 2008 by and between Charter One Bank and AMC Troy, Inc.

Exhibit 10.2

Term Note dated June 12, 2008 by and between Charter One Bank and AMC Troy, Inc.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: June 12, 2008	By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

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